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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                --------------

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


                             ---------------------


                       Date of Report (Date of earliest
                        event reported)  April 18, 1997


                                Tambrands Inc.
            (Exact name of registrant as specified in its charter)


Delaware                            1-8714                      (13-1366500)
(State of                   (Commission File Number)           (IRS Employer
incorporation)                                            Identification No.)



           777 Westchester Avenue, White Plains, New York     10604
          (Address of principal executive offices)         (Zip Code)



                                (914) 696-6000
                        (Registrant's telephone number,
                             including area code)


                                      N/A
         (Former name or former address, if changed since last report)
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Items 1-4. Not Applicable.

Item 5.    Other Events.

             The Company issued a press release on April 18, 1997.

              Information Concerning Forward-Looking Statements.
              --------------------------------------------------

        Statements contained in the above-mentioned press release other than matters of historical fact are forward-looking statements, and are made based on management's expectations and beliefs concerning future developments and their potential effect on the Company. There can be no assurance that future developments will be in accordance with management's expectations or that the effect of future developments on the Company will be those anticipated by management. Among the factors that could cause actual results to differ materially from such forward-looking statements are the following:

        -   the market reception given the Company's new products;

        - competitive pressures, including new product developments or increased advertising or promotional activity by existing or new competitors or continued growth in the private label tampon segment;

        - changes in the market for raw or packaging materials, which could impact the Company's manufacturing costs;

        - changes in the pricing of the products of the Company or its competitors;

        -   changes in consumer preferences affecting the usage of tampons;

        -   the loss of a significant customer;

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        -   the costs and uncertainties associated with implementation of actions resulting from the Company's ongoing evaluation of its business strategies and organizational structures;

        - the costs to the Company associated with the proposed acquisition of the Company by The Procter & Gamble Company and other possible negative effects on the Company if such proposed acquisition were not to be consummated;

        -   production delays or inefficiencies;

        - the costs and other effects of legal and administrative cases and proceedings, settlements and investigations;

        - real or perceived safety or quality issues with respect to the Company's products, whether arising from tampering or otherwise; and

        - changes in U.S. or international economic or political conditions, such as inflation or fluctuations in interest or foreign exchange rates.

        While the Company periodically reassesses material trends and uncertainties affecting the Company's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its quarterly and annual reports, the Company does not intend to review or revise any particular forward-looking statement in light of future events.

Item 6.  Not Applicable.

Item 7.  Exhibits.

         99.1       Press Release of the Company dated
                    April 18, 1997.

Item 8.  Not Applicable.

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                                 SIGNATURE



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        Tambrands Inc.



                                        By /s/Susan J. Riley
                                          ---------------------------------
                                     Name:   Susan J. Riley
                                     Title:  Senior Vice President --
                                             Chief Financial Officer


Date:   April 18, 1997

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                                 EXHIBIT INDEX



                                                Sequentially
Exhibit No.             Description              Numbered Page
-----------             -----------              -------------

 99.1                   Press Release of the Company
                        dated April 18, 1997

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